UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2017 (June 27, 2017)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-37665	61-1770902
DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(239) 301-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

The Hertz Corporation (“Hertz” or the “Company”), a wholly owned subsidiary of Hertz Global Holdings, Inc., has taken two initial steps to utilize a portion of the proceeds from the recent issuance of its 7.625% Senior Second Priority Secured Notes due 2022 (the “Second Lien Notes”) to repay certain of its indebtedness:

(1) The Company has funded approximately $255 million of such proceeds to pay principal and applicable premium in connection with the redemption of all of its outstanding 4.25% Senior Notes due 2018 (the “2018 Notes”); and

(2) The Company has exercised its right to reduce the amount of available commitments under its senior secured revolving credit facility by $150 million.

The Second Lien Notes were issued by Hertz as part of an overall plan to optimize the Company's capital structure to accommodate the implementation of various business initiatives.

Hertz is continuing to evaluate the remainder of the transactions related to the issuance of the Second Lien Notes, which may include, among other options, repayments of outstanding borrowings under Hertz’s senior secured term loan, additional commitment reductions under Hertz’s senior secured revolving credit facility, the redemption of the Hertz’s 6.75% Senior Notes due 2019 (the “2019 Notes”) and/or repurchases of certain of Hertz’s other senior unsecured notes. In accordance with the terms of the conditional notice of redemption previously delivered to the holders of the 2019 Notes, the consummation of transactions related to the issuance of the Second Lien Notes is a condition precedent to the consummation of the redemption of the 2019 Notes. In that regard, subject to the conditions precedent set forth in such conditional notice of redemption being satisfied on or prior to such date, the anticipated redemption date for the 2019 Notes is now July 29, 2017. Corresponding conditions precedent to the redemption of the 2018 Notes were waived by the Company in connection with the funding of such redemption.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained herein include “forward-looking statements.” Forward-looking statements include information concerning our liquidity and our possible or assumed future results of operations, including descriptions of our business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. We believe these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K.

Important factors that could affect Hertz’s actual results and cause them to differ materially from those expressed in forward-looking statements include, among others, the following: (1) any claims, investigations or proceedings arising as a result of the restatement in 2015 of Hertz’s previously issued financial results; (2) Hertz’s ability to remediate the material weaknesses in its internal controls over financial reporting; (3) levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; (4) the effect of the separation of Hertz’s vehicle and equipment rental businesses, any failure by Herc Holdings Inc. to comply with the agreements entered into in connection with the separation and Hertz’s ability to obtain the expected benefits of the separation; (5) significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in Hertz’s markets on rental volume and pricing, including on its pricing policies or use of incentives; (6) increased vehicle costs due to declines in the value of Hertz’s non-program vehicles; (7) occurrences that disrupt rental activity during Hertz’s peak periods; (8) Hertz’s ability to purchase adequate supplies of competitively priced vehicles and risks relating to increases in the cost of the vehicles it purchases; (9) Hertz’s ability to accurately estimate future levels of rental activity and adjust the number and mix of vehicles used in its rental operations accordingly; (10) Hertz’s ability to maintain sufficient liquidity and the availability to it of additional or continued sources of financing for its revenue earning vehicles and to refinance its existing indebtedness; (11) Hertz’s ability to adequately respond to changes in technology and customer demands; (12) Hertz’s access to third-party distribution channels and related prices, commission structures and transaction volumes; (13) an increase in Hertz’s vehicle costs or disruption to its rental activity, particularly during its peak periods, due to safety recalls by the manufacturers of its vehicles; (14) a major disruption in Hertz’s communication or centralized information networks; (15) financial instability of the manufacturers of Hertz’s vehicles; (16) any impact on Hertz from the actions of its franchisees, dealers and independent contractors;

(17) Hertz’s ability to sustain operations during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); (18) shortages of fuel and increases or volatility in fuel costs; (19) Hertz’s ability to successfully integrate acquisitions and complete dispositions; (20) Hertz’s ability to maintain favorable brand recognition; (21) costs and risks associated with litigation and investigations; (22) risks related to Hertz’s indebtedness, including its substantial amount of debt, its ability to incur substantially more debt, the fact that substantially all of its consolidated assets secure certain of its outstanding indebtedness and increases in interest rates or in its borrowing margins; (23) Hertz’s ability to meet the financial and other covenants contained in its senior secured term loan facility, its senior secured revolving credit facility, its outstanding unsecured senior notes and certain asset-backed and asset-based arrangements; (24) changes in accounting principles, or their application or interpretation, and Hertz’s ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on operating results; (25) risks associated with operating in many different countries, including the risk of a violation or alleged violation of applicable anti-corruption or anti-bribery laws and Hertz’s ability to repatriate cash from non-U.S. affiliates without adverse tax consequences; (26) Hertz’s ability to successfully outsource a significant portion of its information technology services or other activities; (27) Hertz’s ability to successfully implement its finance and information technology transformation programs; (28) changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect its operations, the cost thereof or applicable tax rates; (29) changes to its senior management team; (30) the effect of tangible and intangible asset impairment charges; (31) Hertz’s exposure to uninsured claims in excess of historical levels; (32) fluctuations in interest rates and commodity prices; (33) Hertz’s exposure to fluctuations in foreign currency exchange rates; and (34) other risks described from time to time in periodic and current reports that Hertz files with the SEC.

You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer
Date:  June 28, 2017